Exhibit 99.1

Redwire Announces Amendment to the Agreement and Plan of Merger to Acquire Edge Autonomy
JACKSONVILLE, Fla. (June 9, 2025) – Redwire Corporation (NYSE: RDW) (“Redwire” or the “Company”), a leader in space infrastructure for the next generation space economy, announced today that it has amended the definitive agreement (the “Amended Merger Agreement”) to acquire Edge Autonomy Intermediate Holdings, LLC (together with its subsidiaries, “Edge Autonomy”), a leading provider of field-proven uncrewed airborne system technology. As previously announced, Redwire will acquire Edge Autonomy from Edge Autonomy Ultimate Holdings, LP (“Seller”) for $925 million, subject to customary adjustments for indebtedness, cash, working capital and transaction expenses not paid or assumed by Seller. Under the terms of the Amended Merger Agreement, the merger consideration will consist of $160 million in cash and $765 million in shares of Redwire common stock issued at a price per share of $15.07, subject to a holdback of shares equal to $5 million, valued at a price per share of $15.07, to satisfy post-closing purchase price adjustments.

The Amended Merger Agreement provides that the $160 million of cash consideration will include an unsecured promissory note in the principal amount of $100 million to be issued by a subsidiary of Redwire to Seller at the closing (the “Seller Note”), on which interest will accrue at rates ranging from 15.00% to 18.00%, payable, at Redwire’s option, in cash or in kind. The Seller Note will have a 3% upfront fee to be paid-in-kind and added to the principal amount of the Seller Note and will be fully earned at the Maturity Date (as defined below) and a cash minimum return payment, depending on when repayment occurs, ranging from 1.20 to 1.50 times the principal amount being repaid. The Seller Note also will provide that Redwire must prepay amounts outstanding under the Seller Note with proceeds of certain equity or debt financings (subject to certain limitations). The Seller Note will mature on the date that is the earliest of (i) a change of control (as described in the Seller Note), or a sale of all or substantially all of the assets, of Redwire; (ii) the date that is ninety-one (91) days following the maturity date of certain existing Redwire or Edge Autonomy credit facilities; and (iii) an acceleration following an event of default (as defined in the Seller Note) (such date, the “Maturity Date”).

Additionally, TCBI Securities, Inc., doing business as Texas Capital Securities, JPMorgan Chase Bank, N.A., Bank of America, N.A., and Truist Bank have committed to provide debt financing in an aggregate principal amount of not less than $90 million, subject to the terms and conditions set forth in a commitment letter, dated May 23, 2025, under which a wholly-owned subsidiary of Redwire will be the lead borrower.

Redwire also entered into an amendment on June 4, 2025, to that certain Credit Agreement, dated as of October 28, 2020, by and among certain of Redwire's subsidiaries, Adams Street Credit Advisors LP (the “Existing Redwire Agent”) and the lenders party thereto (as amended, modified, renewed, extended, restated and/or supplemented from time to time, the “Redwire Credit Facility”) whereby, subject to the consummation of the transaction, (i) the maturity date of the Redwire Credit Facility will be extended to April 28, 2027, (ii) commencing on January 1, 2026, the interest rate of the Redwire Credit Facility will be increased to match the interest rate under the debt facilities which Redwire will be entering into as of the consummation of the transaction and (iii) the Existing Redwire Agent will be granted a second lien on the equity interests of Edge Autonomy.

Redwire intends to hold a stockholder meeting on June 9, 2025, as disclosed in the definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 9, 2025 (the “proxy statement”), at which time Redwire intends to adjourn the stockholder meeting until June 13, 2025 at 8:00 a.m. Eastern Time, by action of the chairman of the meeting, in accordance with Redwire’s bylaws (as so adjourned and including any further postponements or adjournments thereof, the “Redwire Special Meeting”) in order to provide stockholders with additional time to review the amendment, the related proxy statement supplement, and all associated materials. Redwire intends to submit the proposals to approve the acquisition of Edge Autonomy pursuant to the Amended Merger Agreement and the issuance of Redwire shares of common stock in connection therewith to a vote of Redwire’s stockholders at the Redwire Special Meeting. In addition to approval by Redwire’s Board of Directors (the “Board”), the revised transaction has also been approved by a special committee of the Board composed entirely of directors who are independent both with respect to Redwire and AE Industrial Partners, LP and its affiliates (“AEI”). The Board has also approved a recommendation to

Redwire’s stockholders that they vote to approve the revised transaction. In connection with the revised transaction, entities affiliated with AEI, Genesis Park (through its affiliate Genesis Park II LP) and Bain Capital (through its affiliate BCC Redwire Aggregator, L.P.) have confirmed their prior agreements to vote in favor of the proposals relating to the revised transactions at the Redwire Special Meeting, representing an aggregate of approximately 69.2% of Redwire’s outstanding voting power, and 46.5% of Redwire’s outstanding voting power held by persons other than by (i) AEI and (ii) (1) persons that Redwire has determined to be “officers of Redwire” within the meaning of Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (2) members of the Board who are (A) not members of the Redwire special committee and (B) affiliated with AEI, as of April 22, 2025, the record date for the Redwire Special Meeting.

Additional information regarding the Amended Merger Agreement and financing may be found in a Form 8-K that will be filed today with the SEC.

Advisors
J.P. Morgan Securities LLC and GH Partners LLC are serving as financial advisors and Holland & Knight LLP is serving as legal advisor to Redwire. Roth Capital Partners is serving as financial advisor and Richards, Layton & Finger, P.A. is serving as legal advisor to the special committee of the Board. Citi and William Blair are serving as financial advisors, and Kirkland & Ellis LLP is serving as legal advisor to Edge Autonomy.

About Redwire
Redwire Corporation (NYSE:RDW) is a global space infrastructure and innovation company enabling civil, commercial, and national security programs. Redwire’s proven and reliable capabilities include avionics, sensors, power solutions, critical structures, mechanisms, radio frequency systems, platforms, missions, and microgravity payloads. Redwire combines decades of flight heritage and proven experience with an agile and innovative culture. Redwire’s approximately 750 employees working from 17 facilities located throughout the United States and Europe are committed to building a bold future in space for humanity, pushing the envelope of discovery and science while creating a better world on Earth. For more information, please visit redwirespace.com.

Additional Information and Where to Find It
Redwire filed the proxy statement and will file a supplement to the proxy statement on Form DEFR14A (the “proxy supplement”). The information in the proxy statement and the proxy supplement is not complete and may be changed. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE PROXY SUPPLEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REDWIRE, EDGE AUTONOMY, THE TRANSACTION AND RELATED MATTERS. Stockholders are able to obtain free copies of the proxy statement, the proxy supplement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement, the proxy supplement and other documents filed with the SEC by the parties on the investor relations section of Redwire’s website at redwirespace.com.

Participants in the Solicitation
Redwire and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Redwire in respect of the proposed business combination contemplated by the proxy statement and the proxy supplement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Redwire, respectively, in connection with the proposed business combination, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the proxy statement. Information regarding Redwire’s directors and executive officers is contained in Redwire’s Annual Report on Form 10-K for the year ended December 31, 2024 and its Proxy Statement on Schedule 14A, dated April 9, 2025, which are filed with the SEC.

No Offer or Solicitation
This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements
Readers are cautioned that the statements contained in this press release regarding expectations of our performance or other matters that may affect our or the combined company’s business, results of operations, or financial condition are “forward-looking statements” as defined by the “safe harbor” provisions in the Private Securities Litigation Reform Act of 1995. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included or incorporated in this press release, including statements regarding our or the combined company’s strategy, financial projections, including the prospective financial information provided in this press release, financial position, funding for continued operations, cash reserves, liquidity, projected costs, plans, projects, awards, contracts, objectives of management, entry into the potential business combination, expected benefits from the proposed business combination, expected performance of the combined company, and expectations regarding financing the proposed business combination, among others, are forward-looking statements. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “continued,” “project,” “plan,” “opportunity,” “estimate,” “potential,” “predict,” “demonstrates,” “may,” “will,” “could,” “intend,” “shall,” “possible,” “forecast,” “trends,” “contemplate,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “pipeline,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.

These factors and circumstances include, but are not limited to (1) risks associated with the continued economic uncertainty, including high inflation, effects of trade tariffs and other trade actions, supply chain challenges, labor shortages, increased labor costs, high interest rates, foreign currency exchange volatility, concerns of economic slowdown or recession and reduced spending or suspension of investment in new or enhanced projects; (2) the failure of financial institutions or transactional counterparties; (3) Redwire’s limited operating history and history of losses to date as well as the limited operating history of Edge Autonomy and the relatively novel nature of the drone industry; (4) the inability to successfully integrate recently completed and future acquisitions, including the proposed business combination with Edge Autonomy, as well as the failure to realize the anticipated benefits of the transaction or to realize estimated projected combined company results; (5) the development and continued refinement of many of Redwire’s and the combined company’s proprietary technologies, products and service offerings; (6) competition with new or existing companies; (7) the possibility that Redwire’s expectations and assumptions relating to future results and projections with respect to Redwire or Edge Autonomy may prove incorrect; (8) adverse publicity stemming from any incident or perceived risk involving Redwire, Edge Autonomy, the combined company, or their competitors; (9) unsatisfactory performance of our and the combined company’s products resulting from challenges in the space environment, extreme space weather events, the environments in which drones operate, including in combat or other areas where hostilities may occur, or otherwise; (10) the emerging nature of the market for in-space infrastructure services and the market for drones and related services; (11) inability to realize benefits from new offerings or the application of our or the combined company’s technologies; (12) the inability to convert orders in backlog into revenue; (13) our and the combined company’s dependence on U.S. and foreign government contracts, which are only partially funded and subject to immediate termination, which may be affected by changes in government program requirements, spending priorities or budgetary constraints, including government shutdowns, or which may be influenced by the level of military activities and related spending, such as in or with respect to ongoing or future conflicts, including the war in Ukraine, or as a result of changes in international support for military assistance to Ukraine; (14) the fact that Redwire is and the combined company will be subject to stringent U.S. economic sanctions and trade control laws and regulations, as well as risks related to doing business in other countries, including those related to tariffs, trade restrictions and government actions; (15) the need for substantial additional funding to finance our and the combined company’s operations, which may not be available when needed, on acceptable terms or at all; (16) the dilution of existing holders of Redwire common stock that will result from the issuance of additional shares of Redwire common stock as consideration for the acquisition of Edge Autonomy, as well as the issuance of Redwire common stock in any offering that may be undertaken in connection with such acquisition; (17) the fact that the issuance and sale of shares of Redwire preferred stock has reduced the relative voting power of holders of Redwire common stock and diluted the ownership of holders of our capital stock; (18) the ability to achieve the conditions to cause, or timing of, any mandatory conversion of the Redwire preferred stock into Redwire common stock; (19) the fact that AEI and Bain Capital and their affiliates have significant influence over us, which could limit your ability to influence the outcome of key transactions, as well as AEI’s increased voting power resulting from its receipt of the Equity Consideration (as defined in the Amended Merger Agreement); (20) the fact that provisions in our Certificate of Designation with respect to our Redwire preferred stock may delay or prevent our acquisition by a third party, which could also reduce the market price of our capital stock; (21) the fact that our Redwire preferred stock has rights, preferences and privileges that are not held by, and are preferential to, the rights of holders of our other outstanding capital stock; (22) the possibility of sales of a substantial amount of Redwire common stock by our current stockholders, as well as the equity owners of Edge Autonomy following consummation of the transaction, which sales could cause the price of Redwire common stock to fall; (23) the impact of the issuance of additional shares of Redwire preferred stock as paid-in-kind dividends on the price and market for Redwire common stock; (24) the volatility of the trading price of Redwire common stock; (25) risks related to short sellers of Redwire common stock; (26) Redwire’s or the combined company’s inability to report its financial condition or results of operations accurately or timely as a result of identified material weaknesses in internal control over financial reporting, as well as the possible need to expand or improve Edge Autonomy’s financial reporting systems and controls; (27) the possibility that the closing conditions under the Amended Merger Agreement necessary to consummate the mergers will not be satisfied; (28) the effect of any announcement or pendency of the proposed business combination on Redwire’s or Edge Autonomy’s business relationships, operating results and business generally; (29) risks that the proposed business combination disrupts current plans and operations of Redwire or Edge Autonomy; (30) the ability of Redwire or the combined company to raise financing in connection with the proposed business combination or to finance its operations in the future; (31) the impact of any increase in the combined company’s indebtedness incurred to fund working capital or other corporate needs, including the repayment of Edge Autonomy’s outstanding indebtedness and transaction expenses incurred to acquire Edge Autonomy, as well as debt covenants that may limit the combined company’s activities, flexibility or ability to take advantage of business opportunities, and the effect of debt service on the availability of cash to fund investment in the business; (32) the ability to implement business plans, forecasts and other expectations after the completion of the transaction, and to identify and realize additional opportunities; (33) costs related to the transactions; (34) a significant portion of Edge Autonomy’s revenues result from sales to customers in Ukraine, which sales have been declining and may continue to decline in the event that the war and hostilities in Ukraine end, decline or change, or as a result of changes in international support for military assistance to Ukraine; and (35) other risks and uncertainties described in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and those indicated from time to time in other documents filed or to be filed with the SEC by Redwire. The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. If underlying assumptions to forward-looking statements prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from those anticipated, estimated, or projected. The forward-looking statements contained in this press release are made as of the date of this press release, and Redwire disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Persons reading this press release are cautioned not to place undue reliance on forward-looking statements.

Media Contacts:
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tere.riley@redwirespace.com
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Investors:
investorrelations@redwirespace.com
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